Postretirement Benefit Plans - Summary of Weighted Average Assumptions Used Calculate Net Periodic Pension Cost (Detail)	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Pension and Other Postretirement Benefit Expense [Abstract]
Discount rate	2.60%	3.70%	3.50%
Expected returns on plan assets	4.20%	4.20%	4.00%
Rate of compensation increase	1.80%	2.30%	2.40%